UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)             May 19, 2003

STRATEGIC DISTRIBUTION, INC.
(Exact name of registrant as specified in its charter)

0-5228
(Commission file number)

Delaware	22-1849240
(State or other jurisdiction of	(I. R. S. Employer
incorporation or organization)	Identification No.)

3220 Tillman Drive, Suite 200, Bensalem, PA	19020
(Address of principal executive offices)	(Zip Code)

215-633-1900
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Item 5.  OTHER EVENTS

On May 19, 2003 Strategic Distribution, Inc. (the “Company”) announced the departure of its Chief Financial Officer, Michael F. Bonner, and the appointment of Richard S. Martin as its new Chief Financial Officer.  A copy of the Company’s press release announcing the management changes is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)                                  Financial statements of business acquired

Not applicable

(b)                                 Pro forma financial information

Not applicable

(c)                                  Exhibits:

99.1                           Press Release issued by the Company on May 19, 2003 announcing the departure of its Chief Financial Officer, Michael F. Bonner, and the appointment of Richard S. Martin as its new Chief Financial Officer.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Strategic Distribution, Inc.

Date: May 22, 2003	By:	/s/ Donald C. Woodring
Donald C. Woodring,
President and
Chief Executive Officer

EXHIBIT INDEX

99.1

Press Release issued by the Company on May 19, 2003 announcing the departure of its Chief Financial Officer, Michael F. Bonner, and the appointment of Richard S. Martin as its new Chief Financial Officer.